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                                                                   EXHIBIT 10.22

Timothy H. Ling


Amendment to the Unocal Change in Control Agreement of July 28, 1998

Section 5.1 (1) is hereby amended effective March 1, 2000, to read as follows:

    (2) "The Company shall pay Employee a lump-sum severance amount within thirty (30) days following Termination Without Cause equal to three
           (3) times the sum of (a) the higher of the Employee's annual base salary at the time of Termination Without Cause or the annual base salary stated in Paragraph 3.1 hereinabove, and (b) the annual target Bonus applicable to Employee as of the beginning of the calendar year in which such Termination Without Cause occurs, reduced by the amount of any Unocal Employee Redeployment Program and/or Unocal Termination Allowance benefits payable to Employee."


                                                           Unocal Corporation
                                                            February 28, 2000

AGREED TO:


                                 Date:
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Signature


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